EXHIBIT 5



                           Form of Share Certificate
                          [Face of Share Certificate]

                               NTL EUROPE, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

No. NEP ______  Cusip No. 62940R 20 2                    _______________ Shares

             10% FIXED COUPON REDEEMABLE PREFERRED STOCK, SERIES A

         This certifies that __________________, is the owner of ______________ fully paid and non-assessable shares of 10% fixed coupon redeemable preferred stock, Series A, of $0.01 par value each of NTL Europe, Inc. transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:

         NTL EUROPE, INC.
         [Corporate Seal]

         By:

         ___________________________              ___________________________
         President                                Secretary

         Countersigned:

         CONTINENTAL STOCK TRANSFER & TRUST COMPANY
         JERSEY CITY, NJ
         TRANSFER AGENT AND REGISTRAR

         By:

         Authorized Officer

                        [Reverse of Share Certificate]

                               NTL EUROPE, INC.
             10% FIXED COUPON REDEEMABLE PREFERRED STOCK, SERIES A

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM - as tenants in common              UNIF GIFT MIN ACT - ______Custodian _________
     TEN ENT - as tenants by the entireties                          (Cust)          (Minor)
     JT TEN -  as joint tenants with right of                Under Uniform Gifts to Minors
               survivorship and not as tenants
               in common                                              Act__________
                                                                         (State)

         Additional abbreviations may also be used though not in the above list.


For Value Received, ___________ hereby sell, assign and transfer unto


   PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
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|                                               |
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_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________
_________________________________ Attorney to transfer the said capital stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  ________________________

                                     ----------------------------------------
                                     NOTICE: THE SIGNATURE(S) TO THIS
                                     ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                     AS WRITTEN UPON THE FACE OF THE
                                     CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                     ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                     WHATSOEVER.


------------------------------------
     SIGNATURE(S) GUARANTEED
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
BE GUARANTEED BY AN "ELIGIBLE GUARANTOR
INSTITUTION" AS DEFINED IN RULE 17Ad-15(2)
PROMULGATED UNDER THE SECURITIES EXCHANGE
ACT OF 1934, AS AMENDED.


NTL EUROPE, INC. (THE "CORPORATION") WILL FURNISH, WITHOUT CHARGE, TO EACH HOLDER OF THE 10% FIXED COUPON REDEEMABLE PREFERRED STOCK, SERIES A, PAR VALUE $0.01 PER SHARE (THE "PREFERRED STOCK"), OF THE CORPORATION WHO SO REQUESTS IN WRITING TO THE CORPORATION, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE PREFERRED STOCK AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF THE PREFERRED STOCK. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION.